PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

    The Preferred Income Fund had good results in its fiscal first half ended May 31, 1997, despite market conditions that were generally difficult for bond investors. Total return on net asset value ("NAV") was 5.2% for the six months. The return on market price was 6.9%. This was slightly better as the discount of market from NAV narrowed further to approximately 4.6% at the end of our first half.

    The Preferred Income Fund is intended to be an alternative to higher quality bond funds for investors who want less exposure to fluctuating interest rates than is normally associated with fixed income investments. As the following table shows, it has proven to be a very good alternative. The Fund has outperformed, over time, almost all the funds in a group of up to 60 higher quality closed-end bond funds compiled by Lipper Analytical Services, Inc.

                                     TOTAL RETURNS EARNED ON NET ASSET VALUE
                                              THROUGH MAY 31, 1997

                                                                         ONE YEAR      TWO YEARS      THREE YEARS
                                                                      -----------  -------------  ---------------
PREFERRED INCOME FUND                                                      14.9%          12.8%            11.3%
RANK VS. HIGHER QUALITY BOND FUNDS                                      #3 OF 60       #5 OF 60         #3 OF 38

  Source: Lipper Analytical Services, Inc. The comparison group includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database.

    The Fund's performance has been aided recently by a bit of a tail wind. There has been a steady stream of redemptions of traditional preferred stocks, motivated by the tax benefits to issuers of refinancing with new forms of hybrid preferreds. As a result, preferred stocks eligible for the Dividends Received Deduction ("DRD") have become increasingly scarce, and their prices have been quite firm. Such issues make up the bulk of the Fund's portfolio.

    As the prices of preferred stocks eligible for the DRD strengthened, we whittled down the Fund's holdings of such issues. The net reduction was focused on fixed rate preferreds, which now account for about 42% of the portfolio, down from 64% the year before. Adjustable rate preferreds ("ARPs"), which seemed rather cheap at times last year, were increased to approximately 39% of the portfolio, compared to 29% twelve months earlier. This was good move since ARPs proved to be the Fund's star performers.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS OF
5/31/97
Adjustable Rates                    39%
Non-DRD Preferreds                  16%
Traditional Fixed Rates             42%
Cash & Other                         3%

    The cash from the net sales of preferreds eligible for the DRD was used to increase the Fund's holdings of hybrid preferreds to approximately 16% of the portfolio, compared to 3% last year at this time. Most of the increase has occurred since the Federal Reserve Board's approval last October of the issuance of hybrids by banks. A surge of new issues of hybrids resulted from that action, which has produced more attractive yields for investors.

    The Question and Answer section that follows this letter goes into greater detail concerning the scarcity of traditional preferreds and the expanded role of hybrid preferreds in the Fund's portfolio.

    The Board of Directors of the Fund recently authorized the Fund to invest up to 15% of its assets in common stocks. The Fund's two sister funds have had this latitude since their inceptions, and it has been useful. From time to time, we see high yielding common stocks that are attractive alternatives to preferred stocks. The Preferred Income Fund will now be able to take advantage of such situations.

    The uncertainty about the tax laws that has been hanging over the preferred stock market may be starting to clear up a bit. As previously discussed in these letters, the Clinton Administration has proposed reducing and otherwise curtailing the DRD and also restricting hybrid preferreds in a number of ways. The recent budget agreement appears to put much of the responsibility for the details of the necessary tax legislation back in the hands of Congress. We are encouraged that the tax bill unveiled this June by the Chairman of the House Committee on Ways & Means does not contain any of the proposals that we previously found most disturbing. Just remember, in Washington, "It ain't over 'til it's over."

    On balance, the Fund's hedges have slightly reduced the returns earned in the current fiscal year to date. Although interest rates are up since the start of the year, they have not increased far enough or fast enough to overcome the cost of the hedge. The hedges did, however, help the stability of NAV as interest rates bounced around. This is similar to an insurance policy that costs you money but helps you sleep better.

    Although many of our shareholders participate in the Fund's Dividend Reinvestment Plan, unceremoniously labeled the "DRIP," we suspect there are others who may have overlooked this opportunity. The DRIP allows shareholders to acquire additional shares of the Fund on a regular basis at very economical transaction costs and, in the current market, a discount from NAV. (See pages 22-23 of this report for a detailed description of the DRIP.) Information about the plan is available through the Fund's Shareholder Servicing Agent, First Data Investor Services Group, Inc. at 1-800-331-1710.

                                          Sincerely,

                                                    [SIG]

                                          Robert T. Flaherty
                                          CHAIRMAN OF THE BOARD

June 10, 1997

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
QUESTION & ANSWER SECTION
MAY 31, 1997 (UNAUDITED)
-----------------------------------------------

HOW LONG WILL THE SCARCITY OF TRADITIONAL PREFERRED STOCKS LAST?

    We do not buy the notion that traditional preferreds, which are eligible for the Dividends Received Deduction (the "DRD"), will be totally replaced by hybrid preferreds. Ultimately, the two types of preferreds should coexist in the market place. As the saying goes, it's just a matter of price.

    The current wave of redemptions of DRD eligible traditional preferreds has a lot of momentum. There are many such preferreds with dividend rates above current market levels that become redeemable for the first time this year. Many of the issuers of those traditional preferreds have already come to market with new hybrid preferreds for the obvious purpose of refinancing in advance their DRD eligible issues. Because of this, the scarcity of traditional preferreds will continue for a while and may become even more pronounced in the months ahead.

    On a more basic level, the incentive, including tax benefits, for corporations to issue hybrids instead of traditional preferreds is gradually declining. The cost of financing with traditional preferreds has gotten noticeably cheaper, reflecting stronger prices and lower yields relative to hybrids. Furthermore, regulatory and credit rating considerations may encourage companies that already have several issues of hybrids outstanding to consider financing again with traditional preferreds in the future. Of course, we are assuming no dramatic change in the tax laws.

    It will take time for this situation to shake out completely. New issue activity in traditional preferreds may recover slowly, but it is difficult to see in the next year or two any net growth in this sector after retirements. We expect the prices of traditional preferreds to remain well above what used to be "normal" as long as the hybrid market is thriving.

WILL THE SCARCITY CAUSE TRADITIONAL PREFERREDS TO CONTINUE OVERPERFORMING
  HYBRIDS?

    There are limits to everything, even "overperformance" by traditional preferreds. For a higher rate issue, the price at which it can be redeemed by the issuer, either now or in the near future, is clearly a barrier on the upside. Similarly, even a traditional preferred that has a lower dividend rate or is not redeemable in the near future will eventually lose steam on the upside. Potentially, the highest bidder for such an issue is the issuer itself through a stock buyback program. Corporate investors could lose interest in supporting the market before that happened, however, if the market price rose enough to discount fully the tax advantage of the DRD. At that point, they would then be indifferent between owning the traditional preferred or a hybrid.

    The potential performance of traditional preferreds varies from case to case. We have our eyes on the limits described above, even though many issues have not yet reached them.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           QUESTION & ANSWER SECTION (CONTINUED)
                                                        MAY 31, 1997 (UNAUDITED)
                                 -----------------------------------------------

HAS THE FUND'S STRATEGY ON HYBRID PREFERREDS CHANGED?

    Market conditions have been changing rapidly, and our strategy on hybrids has evolved in response to those changes.

    When hybrids were first introduced over three years ago, it was easy. As a new gimmick, hybrids were relatively fully priced, and their yields were not very tempting. We saw a a possible "creeping scarcity" of preferreds eligible for the DRD, which made traditional preferreds that much more attractive. Zero seemed like the right amount of dollars to put into hybrids, and that proved to be a very good decision.

    A little over a year ago, hybrids became more interesting. They were coming to market so rapidly that bursts of new issues occasionally offered investors quite attractive yields. The hybrids purchased by the Fund proved to be only trading opportunities that were typically sold as soon as the market snapped back. Because of their increasing scarcity, traditional preferreds still seemed like the best place to be. That was another good decision.

    An important "mid-course adjustment" occurred after the Federal Reserve Board determined last October that, subject to certain limitations, banks could issue hybrids to satisfy their capital requirements. In the months that followed, there was a flood of new issues of hybrids that pushed their yields up to and, in some cases, above the point where they were fully competitive with other sectors of the fixed income markets. We steadily built the Fund's position up to about 16% of the portfolio, trading actively along the way the hybrids that were held. That is where the Fund stands now, and it looks like another good decision so far.

IS THE FUND LIKELY TO MOVE FURTHER INTO HYBRID PREFERREDS?

    The Fund may very well buy more hybrids. It will depend on market conditions. Ideally, we would like to squeeze the last drop of overperformance out the Fund's holdings of traditional preferreds. However, we will take advantage of better opportunities in hybrids, whenever they come along. In short, we will continue to be comparison shoppers. Some things never change!

HOW DOES THE INCREASE IN THE FUND'S POSITION IN HYBRIDS AFFECT THE PORTION OF
  THE FUND'S OWN DIVIDENDS THAT QUALIFIES FOR THE DIVIDENDS RECEIVED DEDUCTION?

    It appears as though increasing the Fund's position in hybrids has not had significant tax consequences up to this point, although the exact numbers will not be known until the end of the fiscal year on November 30th. This favorable outcome stems from the intricacies of the tax laws that permit the Fund to deduct all its expenses against income that is not eligible for the DRD, such as income from hybrids. However, adding further to our holdings of hybrids probably would reduce the percentage of the Fund's dividends eligible for the DRD.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
QUESTION & ANSWER SECTION (CONTINUED)
MAY 31, 1997 (UNAUDITED)
-----------------------------------------------

    Although the Fund is no longer managed with a view to maximizing income eligible for the DRD, the DRD is still important. To the extent that our distributions do not fully qualify for the DRD, we must make extra "gross up" payments to holders of the Money Market Cumulative Preferred-TM- Stock that provides the Fund's leverage. In addition, the DRD increases the appeal of the Fund's shares to corporate investors and broadens the market for our stock, which helps all shareholders.

    As a rule of thumb, if a traditional DRD eligible preferred is attractive to corporate investors generally, the Fund will probably be able to make money on it and get some advantage from the DRD also. If it is not attractive to corporate holders, who are typically the investors willing to pay the best price, the Fund probably should not own it either.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------

                                                                                                              DIVIDEND
                                                                    DIVIDEND     NET ASSET       NYSE       REINVESTMENT
                                                                      PAID         VALUE     CLOSING PRICE    PRICE (1)
                                                                   -----------  -----------  -------------  -------------
December 31, 1996................................................   $   0.840    $   15.57    $    14.750     $   15.23
January 31, 1997.................................................       0.087        15.46         14.750         14.73
February 28, 1997................................................       0.087        15.74         14.750         14.88
March 31, 1997...................................................       0.087        15.95         15.125         15.16
April 30, 1997...................................................       0.087        15.84         14.875         14.94
May 31, 1997.....................................................       0.087        15.99         15.250         15.27

------------------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 22 and 23 of this report.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 1997 (UNAUDITED)
                              --------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES -- 97.8%
  ADJUSTABLE RATE PREFERRED STOCKS -- 39.4%
      UTILITIES -- 8.7%
   24,920  Arizona Public Service Company,
             Series Q, Adj. Rate Pfd.......  $ 2,342,480
   13,636  Entergy Gulf States Utilities
             Inc.,
             Series A, Adj. Rate Pfd.......    1,315,874
           Georgia Power Company:
   42,500    Series 1993 K, Adj. Rate
             Pfd...........................    1,070,469
   14,000    Series 1993-2 L, Adj. Rate
             Pfd...........................      337,750
   11,140  Gulf Power Company,
             Adj. Rate Pfd.................      253,435
   52,000  Illinois Power Company,
             Series A, Adj. Rate Pfd.......    2,314,000
  114,900  New York State Electric & Gas
             Corporation,
             Series B, Adj. Rate Pfd.......    2,714,512
           Niagara Mohawk Power
             Corporation:
  154,879    Series A, Adj. Rate Pfd.......    3,136,300
   32,455    Series B, Adj. Rate Pfd.......      782,977
   88,745    Series C, Adj. Rate Pfd.......    2,052,228
           Northern States Power Company:
   13,550    Series A, Adj. Rate Pfd.......    1,283,862
    6,000    Series B, Adj. Rate Pfd.......      568,500
   20,800  Puget Sound Power & Light
             Company,
             Series B, Adj. Rate Pfd.......      497,900
                                             -----------
           TOTAL UTILITY ADJUSTABLE RATE
            PREFERRED STOCKS...............   18,670,287
                                             -----------
      BANKING -- 30.7%
           BankAmerica Corporation:
    9,700    Series A, Adj. Rate Pfd.......      479,544
   73,800    Series B, Adj. Rate Pfd.......    6,997,163
           BankBoston Corporation:
   13,400    Series A, Adj. Rate Pfd.......      618,913
  114,900    Series B, Adj. Rate Pfd.......    5,328,488
   42,773    Series C, Adj. Rate Pfd.......    3,635,705
  322,100  Bankers Trust New York
             Corporation,
             Series Q, Adj. Rate Pfd.......    7,670,006
           Chase Manhattan Corporation:
   70,475    Series L, Adj. Rate Pfd.......    6,977,025
   22,200    Series N, Adj. Rate Pfd.......      557,775
           Citicorp:
   89,100    Second Series, Adj. Rate
             Pfd...........................    8,453,363
   11,500    Third Series, Adj. Rate
             Pfd...........................    1,147,125
   80,600    Series 18, Adj. Rate Pfd......    2,004,925
   42,400    Series 19, Adj. Rate Pfd......    1,057,350

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  ADJUSTABLE RATE PREFERRED STOCKS (CONTINUED)
      BANKING (CONTINUED)
           First Chicago NBD:
   72,775    Series B, Adj. Rate Pfd.......  $ 6,877,238
   34,000    Series C, Adj. Rate Pfd.......    3,306,500
  176,300  MBNA Corporation,
             Series B, Adj. Rate Pfd.......    4,771,119
   37,100  Morgan (J.P.) & Company Inc.,
             Series A, Adj. Rate Pfd.......    2,949,450
   91,750  Republic New York Corporation,
             Series D, Adj. Rate Pfd.......    2,270,813
   20,000  Wells Fargo & Company,
             Series B, Adj. Rate Pfd.......      917,500
                                             -----------
           TOTAL BANKING ADJUSTABLE RATE
            PREFERRED STOCKS...............   66,020,002
                                             -----------
           TOTAL ADJUSTABLE RATE PREFERRED
            STOCKS.........................   84,690,289
                                             -----------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 58.4%
      UTILITIES -- 35.4%
           Alabama Power Company:
   75,000    7.375 % TOPRS.................    1,831,875
   56,500    7.60% TOPRS...................    1,391,312
  140,900    Class A, 6.40% Pfd............    3,455,573
   28,600    Series 1992-2, 7.60% Pfd......      715,357
   45,000  Appalachian Power Company,
             Series A, 8.25% TOPRS.........    1,136,250
   21,100  Arizona Public Service Company,
             Series W, 7.25% Pfd...........      536,731
           Baltimore Gas & Electric
             Company:
   21,250    Series 1993, 6.70% Pfd........    2,210,000
   44,750    Series 1995, 6.99% Pfd........    4,816,219
    8,793  Boston Edison Company,
             4.78% Pfd.....................      601,221
    5,000  Central Hudson Gas & Electric
             Corporation,
             Series D, 4.35% Pfd...........      313,750
   18,000  Columbus Southern Power Company,
             Series B, 7.92% Pfd...........      445,050
   10,000  Consolidated Edison Company of
             New York,
             Series A, 7.75% QUIPS.........      248,750
           Consumers Power Company:
  128,747    Class A, 8.32% Pfd............    3,363,515
    2,850    Series G, $7.76 Pfd...........      286,069

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      UTILITIES (CONTINUED)
   60,000  CPL Capital,
             Series A, 8.00% QUIPS.........  $ 1,522,500
    6,870  Dayton Power & Light Company,
             Series C, 3.90% Pfd...........      410,483
   25,300  Detroit Edison Company,
             7.75% Pfd.....................      653,056
           Duke Power Company:
   17,900    Series C, 4.50% Pfd...........    1,268,663
    6,000    Series R, 7.50% Pfd...........      629,250
    8,600    Series S, 7.85% Pfd...........      937,400
    8,400    Series W, 7.00% Pfd...........      896,700
   53,500  Duquesne Capital,
             Series A, 8.375% MIPS.........    1,350,875
   71,750  El Paso, Tennessee Pipeline
             Company,
             Series A, 8.25% Pfd...........    3,928,312
           Entergy Mississippi Inc.:
   12,436    4.92% Pfd.....................      808,340
    6,000    8.36% Pfd.....................      613,500
           Florida Power & Light Company:
   30,250    Series S, 6.98% Pfd...........    3,214,063
   16,600    Series T, 7.05% Pfd...........    1,778,275
   12,500  Georgia Power,
             7.60% TOPRS...................      309,062
    8,000  Gulf Power Company,
             Series A, 7.625% QUIPS........      198,200
   10,000  Hawaiian Electric Industries,
             8.36% TOPRS...................      252,500
           Illinois Power Company:
    4,530    Series A, 4.08% Pfd...........      132,503
    8,960    Series D, 4.42% Pfd...........      283,360
   29,370    Series E, 4.70% Pfd...........      987,566
   10,000  Jersey Central Power & Light
             Company,
             Series K, 7.52% Sinking Fund
             Pfd...........................    1,046,250
   45,400  Mississippi Power Company,
             7.25% Pfd.....................    1,154,863
    8,500  Monongahela Power Company,
             Series L, $7.73 Pfd...........      922,250
           Montana Power Company:
    5,600    $6.875 Pfd....................      585,900
   52,000    Series A, 8.45% QUIPS.........    1,332,500
           New York State Electric & Gas
             Corporation:
    5,000    6.30% Sinking Fund Pfd........      506,250
    6,956    6.48% Pfd.....................      679,949
                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      UTILITIES (CONTINUED)
           Niagara Mohawk Power
             Corporation:
   37,600    7.85% Sinking Fund Pfd........  $   944,700
   58,135    9.50% Pfd.....................    1,518,777
    3,500  Northern Indiana Public Service
             Company,
             7.44% Pfd.....................      360,938
    6,170  Ohio Edison Company,
             4.44% Pfd.....................      342,435
    7,500  Ohio Power Company,
             Series B, 7.92% QUIDS.........      185,437
    4,000  Pacificorp,
             7.48% Sinking Fund Pfd........      433,000
   18,400  Pennsylvania Power Company,
             7.75% Pfd.....................    1,736,500
           PSI Energy, Inc.:
    4,850    6.875% Pfd....................      507,431
  159,782    7.44% Pfd.....................    4,084,427
   10,000  Public Service Company of New
             Mexico,
             4.58% PVT Pfd.................      485,000
           Puget Sound Power & Light
             Company:
   13,650    7.75% Sinking Fund Pfd........    1,440,075
   23,568    7.875% Pfd....................      593,619
  115,900    Series II, 7.45% Pfd..........    3,114,812
    4,884  Rochester Gas & Electric
             Corporation,
             Series II, 4.10% Pfd..........      283,883
   54,200  San Diego Gas & Electric
             Company,
             6.80% Pfd.....................    1,419,362
   43,000  Sierra Pacific Capital,
             8.60% TOPRS...................    1,115,312
  128,490  Swepco Capital,
             Series A, 7.875% TOPRS........    3,215,462
           Transcanada Pipeline Ltd.:
  113,900    8.50% COPRS...................    2,954,281
   75,000    8.75% TOPRS...................    1,992,187
           TU Capital:
   29,050    Series M, 8.25% TOPRS.........      737,144
   10,100    Series N, 9.00% TOPRS.........      262,600
    5,200  Virginia Electric & Power
             Company,
             $6.98 Pfd.....................      551,850
                                             -----------
           TOTAL UTILITY FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................   76,033,474
                                             -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1997 (UNAUDITED)
                              --------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      BANKING -- 8.6%
    3,600  ABN Amro North America,
             6.59% Capital Security,
             144A**........................  $ 3,609,000
           Bankers Trust New York
             Corporation,
2,000,000    Series B1, 7.90% Capital
             Security, 144A**..............    1,960,000
   21,158    Series O, 7.625% Pfd..........      543,496
2,250,000  Bank of New York,
             7.78% Capital Security,
             144A**........................    2,185,594
           Chase Manhattan Corporation:
  142,089    Series C, 10.84% Pfd..........    4,466,923
    5,000    Series G, 10.96% Pfd..........      153,750
           Fleet Financial Group, Inc.:
   20,000    Series E, 9.35% Pfd...........      561,250
   38,100    Series G, 6.75% Pfd...........    2,038,350
2,000,000  First Union Institutional,
             8.04% Capital Security,
             144A**........................    2,016,000
1,000,000  Summit Bancorp,
             8.40% Capital Security,
             144A**........................    1,033,500
                                             -----------
           TOTAL BANKING FIXED RATE
            PREFERRED STOCKS...............   18,567,863
                                             -----------
      FINANCIAL SERVICES -- 8.4%
  133,300  Household International, Inc.,
             8.70% TOPRS...................    3,532,450
  109,498  Lehman Brothers Holdings Inc.,
             5.00% Conv. Pfd...............    3,134,380
           Merrill Lynch & Company, Inc.:
   27,000    7.75% TOPRS...................      674,325
   67,400    8.00% TOPRS...................    1,710,275
   90,600    Series A, 9.00% Pfd...........    2,757,637
   56,800  Morgan Stanley Group Inc.,
             7.75% Pfd.....................    3,067,200
       35  Prudential Management,
             6.30% PVT Sinking Fund........    3,115,000
                                             -----------
           TOTAL FINANCIAL SERVICES FIXED
            RATE PREFERRED STOCKS AND
            SECURITIES.....................   17,991,267
                                             -----------
                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)

      INDUSTRIAL -- 3.8%
   90,443  Coastal Corporation,
             Series H, $2.125 Pfd..........  $ 2,311,949
  111,800  Ford Motor Company,
             Series B, 8.25% Pfd...........    3,109,438
   87,633  James River Corporation,
             Series O, 8.25% Pfd...........    2,229,164
    9,520  Viad Corporation,
             $4.75 Sinking Fund Pfd........      556,920
                                             -----------
           TOTAL INDUSTRIAL FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................    8,207,471
                                             -----------
      INSURANCE -- 2.2%
  116,000  AON Corporation,
             8.00% Pfd.....................    2,965,250
   70,681  Hartford Capital,
             Series B, 8.35% QUIPS.........    1,820,036
                                             -----------
           TOTAL INSURANCE FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................    4,785,286
                                             -----------
           TOTAL FIXED RATE PREFERRED
            STOCKS AND SECURITIES..........  125,585,361
                                             -----------
           TOTAL PREFERRED STOCKS AND
            SECURITIES (Cost
            $197,867,793)..................  210,275,650
                                             -----------
COMMON STOCKS -- 0.1% (Cost $289,250)
      UTILITIES -- 0.1%
   10,000  Consolidated Edison Company
             of New York, Inc..............      289,375
                                             -----------

MISCELLANEOUS SECURITIES -- 0.5% (Cost $1,258,804)
           Put Options on U.S. Treasury
             Bond Futures..................      939,084
                                             -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------

PRINCIPAL                                       VALUE
 AMOUNT                                       (NOTE 1)
---------                                    -----------
REPURCHASE AGREEMENT -- 1.4% (Cost $3,032,000)
$3,032,000 Agreement with UBS Securities
             Inc., 5.50% dated 5/30/97, to
             be repurchased at $3,033,390
             on 6/2/97, collateralized by
             $3,239,000 U.S. Treasury Note,
             5.875% due 11/15/05 (value
             $3,032,772)...................  $ 3,032,000
                                             -----------

TOTAL INVESTMENTS (Cost
  $202,447,847*).....................       98.8% 214,536,109
OTHER ASSETS AND LIABILITIES (NET)........        0.2        527,501
                                            ---------  -------------
NET ASSETS................................      100.0% $ 215,063,610
                                            ---------  -------------
                                            ---------  -------------

----------------------------------
* Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

COPRS         --      Canadian Originated Preferred Securities (Note 7)
MIPS          --      Monthly Income Preferred Securities (Note 7)
QUIDS         --      Quarterly Income Debt Securities (Note 7)
QUIPS         --      Quarterly Income Preferred Securities (Note 7)
TOPRS         --      Trust Originated Preferred Securities (Note 7)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 1997 (UNAUDITED)
                                    --------------------------------------------

ASSETS:
    Investments, at value (Cost $202,447,847) (Note 1)
      See accompanying schedule..................................               $ 214,536,109
    Receivable for securities sold...............................                   2,158,149
    Dividends and interest receivable............................                   1,550,014
    Prepaid expenses.............................................                      79,264
                                                                                -------------
          Total Assets...........................................                 218,323,536
LIABILITIES:
    Payable for securities purchased.............................  $ 2,688,495
    Dividends payable............................................      312,798
    Investment advisory fee payable (Note 2).....................      101,590
    Accrued expenses and other payables..........................      157,043
                                                                   -----------
          Total Liabilities......................................                   3,259,926
                                                                                -------------
NET ASSETS.......................................................               $ 215,063,610
                                                                                -------------
                                                                                -------------
NET ASSETS CONSIST OF:
    Undistributed net investment income (Note 1).................               $     192,180
    Accumulated net realized gain on investments sold (Note 1)...                   3,416,386
    Unrealized appreciation of investments (Note 3)..............                  12,088,262
    Par value of Common Stock....................................                      98,386
    Paid-in capital in excess of par value of Common Stock.......                 141,768,396
    Money Market Cumulative Preferred-TM- Stock (Note 5).........                  57,500,000
                                                                                -------------
          Total Net Assets.......................................               $ 215,063,610
                                                                                -------------
                                                                                -------------
                                                                    PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
    Money Market Cumulative Preferred-TM- Stock (575 shares
      outstanding) redemption value..............................  $100,000.00  $  57,500,000
    Accumulated undeclared dividends on Money Market
      Cumulative Preferred-TM- Stock.............................       354.78        203,997
                                                                   -----------  -------------
                                                                   $100,354.78     57,703,997
                                                                   -----------
                                                                   -----------
    Common Stock (9,838,571 shares outstanding)..................       $15.99    157,359,613
                                                                        ------   ------------
                                                                        ------
TOTAL NET ASSETS.................................................               $ 215,063,610
                                                                                -------------
                                                                                -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------

INVESTMENT INCOME:
    Dividends.........................................................             $6,975,075
    Interest..........................................................                238,426
                                                                                   ----------
          Total Investment Income.....................................              7,213,501
EXPENSES:
    Investment advisory fee (Note 2)..................................  $ 593,783
    Administration fee (Note 2).......................................    127,488
    Money Market Cumulative Preferred-TM- broker commissions
      and Auction Agent fees..........................................     72,678
    Shareholder servicing agent fees (Note 2).........................     51,535
    Insurance expense.................................................     43,647
    Legal and audit fees..............................................     37,111
    Directors' fees and expenses (Note 2).............................     26,444
    Economic consulting fee (Note 2)..................................     22,667
    Custodian fees (Note 2)...........................................     18,980
    Other.............................................................     31,533
                                                                        ---------
          Total Expenses..............................................              1,025,866
                                                                                   ----------
NET INVESTMENT INCOME.................................................              6,187,635
                                                                                   ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
    Net realized gain on investments sold during the period...........              2,868,937
    Change in net unrealized appreciation/(depreciation) of
      investments
      during the period...............................................                (78,514)
                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................              2,790,423
                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................             $8,978,058
                                                                                   ----------
                                                                                   ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                  ----------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997         YEAR ENDED
                                                                               (UNAUDITED)       NOVEMBER 30, 1996
                                                                            ------------------  -------------------
OPERATIONS:
  Net investment income...................................................   $      6,187,635    $      13,470,109
  Net realized gain on investments sold during the period.................          2,868,937            8,833,647
  Change in net unrealized appreciation/(depreciation) of
    investments during the period.........................................            (78,514)          (2,414,862)
                                                                            ------------------  -------------------
    Net increase in net assets resulting from operations..................          8,978,058           19,888,894

DISTRIBUTIONS:
  Dividends paid from net investment income to Money Market
    Cumulative Preferred-TM- Stock Shareholders (Note 5)..................         (1,364,623)          (1,477,504)
  Distributions paid from net realized capital gains to Money Market
    Cumulative Preferred-TM- Stock Shareholders (Note 5)..................            (93,525)            (760,850)
  Dividends paid from net investment income to Common Stock
    Shareholders..........................................................         (6,157,428)         (10,615,834)
  Distributions paid from net realized capital gains to Common Stock
    Shareholders..........................................................         (6,386,813)          --
                                                                            ------------------  -------------------
NET INCREASE/(DECREASE) IN NET ASSETS FOR THE PERIOD......................         (5,024,331)           7,034,706
NET ASSETS:
  Beginning of period.....................................................        220,087,941          213,053,235
                                                                            ------------------  -------------------
  End of period (including undistributed net investment
    income of $192,180 and $1,526,596, respectively)......................   $    215,063,610    $     220,087,941
                                                                            ------------------  -------------------
                                                                            ------------------  -------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                               SIX MONTHS ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 MAY 31, 1997        NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                 (UNAUDITED)             1996              1995              1994
                                             --------------------  ----------------  ----------------  ----------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.......       $    16.50         $      15.80      $      14.74      $      18.39
                                                 -----------       ----------------  ----------------  ----------------
Net investment income......................             0.63                 1.37              1.48              1.42
Net realized and unrealized gain/(loss) on
 investments...............................             0.28                 0.65              2.05             (2.06)
                                                 -----------       ----------------  ----------------  ----------------
Net increase/(decrease)in net asset value
 resulting from investment operations......             0.91                 2.02              3.53             (0.64)
Offering costs and MMP**** underwriting
 commisions charged to paid-in capital.....               --                   --                --                --
DISTRIBUTIONS:
Dividends paid from net investment income
 to MMP**** Shareholders...................            (0.14)               (0.15)            (0.26)            (0.16)
Distributions paid from net realized
 capital gains to MMP**** Shareholders.....            (0.01)               (0.08)            (0.01)            (0.07)
Dividends paid from net investment income
 to Common Stock Shareholders..............            (0.63)               (1.08)            (1.36)            (1.15)
Distributions paid from net realized
 capital gains to Common Stock
 Shareholders..............................            (0.65)                  --             (0.83)            (1.64)
Change in accumulated undeclared dividends
 on MMP****................................             0.01                (0.01)            (0.01)             0.01
                                                 -----------       ----------------  ----------------  ----------------
Total distributions........................            (1.42)               (1.32)            (2.47)            (3.01)
                                                 -----------       ----------------  ----------------  ----------------
Net asset value, end of period.............       $    15.99         $      16.50      $      15.80      $      14.74
                                                 -----------       ----------------  ----------------  ----------------
                                                 -----------       ----------------  ----------------  ----------------
Market value, end of period................       $   15.250         $     15.500      $     14.125      $     13.500
                                                 -----------       ----------------  ----------------  ----------------
                                                 -----------       ----------------  ----------------  ----------------
Total investment return based on net asset
 value***..................................            5.26%               12.78%            25.13%             (5.22)%
                                                 -----------       ----------------  ----------------  ----------------
                                                 -----------       ----------------  ----------------  ----------------
Total investment return based on market
 value***..................................            6.86%               18.50%            22.14%            (13.12)%
                                                 -----------       ----------------  ----------------  ----------------
                                                 -----------       ----------------  ----------------  ----------------
Net assets, end of period (in 000's).......       $  215,064         $    220,088      $    213,053      $    199,386
                                                 -----------       ----------------  ----------------  ----------------
                                                 -----------       ----------------  ----------------  ----------------
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
 COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL
 DATA:
  Net investment income....................            6.17%**              7.22%             8.33%             7.55%
  Operating expenses.......................            1.32%**              1.51%             1.55%             1.52%
  Portfolio turnover rate..................              31%                  98%               94%               98%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MMP****):
  Operating expenses.......................            0.96%**              1.10%             1.11%             1.11%

                                                YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                               NOVEMBER 30,      NOVEMBER 30,      NOVEMBER 30,
                                                   1993              1992             1991*
                                             ----------------  ----------------  ----------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $      18.59      $      16.56      $      13.95
                                             ----------------  ----------------  ----------------
Net investment income......................            1.48              1.75              1.43
Net realized and unrealized gain/(loss) on
 investments...............................            1.37              2.82              2.67
                                             ----------------  ----------------  ----------------
Net increase/(decrease)in net asset value
 resulting from investment operations......            2.85              4.57              4.10
Offering costs and MMP**** underwriting
 commisions charged to paid-in capital.....              --                --             (0.27)
DISTRIBUTIONS:
Dividends paid from net investment income
 to MMP**** Shareholders...................           (0.12)            (0.17)            (0.15)
Distributions paid from net realized
 capital gains to MMP**** Shareholders.....           (0.07)            (0.09)            (0.04)
Dividends paid from net investment income
 to Common Stock Shareholders..............           (1.34)            (1.72)            (0.99)
Distributions paid from net realized
 capital gains to Common Stock
 Shareholders..............................           (1.51)            (0.59)               --
Change in accumulated undeclared dividends
 on MMP****................................           (0.01)             0.03             (0.04)
                                             ----------------  ----------------  ----------------
Total distributions........................           (3.05)            (2.54)            (1.22)
                                             ----------------  ----------------  ----------------
Net asset value, end of period.............    $      18.39      $      18.59      $      16.56
                                             ----------------  ----------------  ----------------
                                             ----------------  ----------------  ----------------
Market value, end of period................    $     18.375      $     19.625      $     17.875
                                             ----------------  ----------------  ----------------
                                             ----------------  ----------------  ----------------
Total investment return based on net asset
 value***..................................          15.54%            27.70%            26.16%
                                             ----------------  ----------------  ----------------
                                             ----------------  ----------------  ----------------
Total investment return based on market
 value***..................................           9.33%            24.89%            26.68%
                                             ----------------  ----------------  ----------------
                                             ----------------  ----------------  ----------------
Net assets, end of period (in 000's).......    $    225,896      $    214,593      $    187,928
                                             ----------------  ----------------  ----------------
                                             ----------------  ----------------  ----------------
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
 COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL
 DATA:
  Net investment income....................           7.33%             8.58%             9.18%**
  Operating expenses.......................           1.50%             1.63%             1.67%**
  Portfolio turnover rate..................            110%               86%               90%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MMP****):
  Operating expenses.......................           1.11%             1.17%             1.23%**

----------------------------------------
   * The Fund commenced operations on January 31, 1991.
  ** Annualized.
 *** Assumes reinvestment of distributions.
**** Money Market Cumulative Preferred-TM- Stock

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                         ---------------------------------------

    The table below sets out information with respect to Money Market Cumulative Preferred-TM- Stock currently outstanding.

                                                                                         INVOLUNTARY         AVERAGE
                                                                              ASSET      LIQUIDATING         MARKET
                                                           TOTAL SHARES     COVERAGE     PREFERENCE           VALUE
                                                            OUTSTANDING     PER SHARE   PER SHARE (1)  PER SHARE (1) & (2)
                                                          ---------------  -----------  -------------  -------------------
05/31/97                                                           575     $   374,024   $   100,000      $     100,000
11/30/96                                                           575         382,762       100,000            100,000
11/30/95                                                           575         370,527       100,000            100,000
11/30/94                                                           575         346,759       100,000            100,000
11/30/93                                                           575         392,862       100,000            100,000
11/30/92                                                           575         373,205       100,000            100,000
11/30/91                                                           575         326,832       100,000            100,000

----------------------------------------
(1) Excludes accumulated undeclared dividends
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Preferred Income Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on September 28, 1990 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 31, 1991. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

    PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred-TM- Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred-TM- Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

    OPTION ACCOUNTING PRINCIPLES: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

    REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
               -----------------------------------------------------------------
the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred-TM- Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

    FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

    Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

    The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------

    Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

    First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

    Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred-TM- Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities for the six months ended May 31, 1997, excluding short-term investments, aggregated $63,957,045 and $74,588,659, respectively.

    At May 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,701,527 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $613,265.

4.  COMMON STOCK

    At May 31, 1997, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 1997 and the year ended November 30, 1996.

5.  MONEY MARKET CUMULATIVE PREFERRED-TM- STOCK

    The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 17, 1991, the Fund received proceeds from the public offering of 575 shares of Money Market Cumulative Preferred-TM- Stock of $57,500,000 before offering costs of $234,375 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,006,250. The Money Market Cumulative Preferred-TM- Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred-TM- Stock are cumulative.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
               -----------------------------------------------------------------

    The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred-TM- Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred-TM- Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

    If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred-TM- Stock, the Fund may be required to make additional distributions to Money Market Cumulative Preferred-TM- Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

    An auction of the Money Market Cumulative Preferred-TM- Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred-TM- Stock Shareholders may also trade shares in the secondary market between auction dates.

    At May 31, 1997, 575 shares of Money Market Cumulative Preferred-TM- Stock were outstanding at the annual rate of 4.12%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  ORGANIZATION COSTS

    Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred-TM- Stock were $75,000 and $20,000, respectively, and were amortized on a straight-line basis over a five year period beginning January 31, 1991 (the date of the Fund's commencement of investment operations) and April 17, 1991 (the date of the issuance of the Fund's Money Market Cumulative Preferred-TM- Stock), respectively. As of May 31, 1997, all such costs have been fully amortized.

7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

    The Fund invests primarily in adjustable and fixed rate preferred securities and related hybrid securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------
these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. On May 3, 1997, the Fund amended its investment policy to permit the Fund to invest up to 15% of its assets in common stock. The Fund's investment policy regarding debt securities was amended on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Shares ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Shares ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), and similarly-structured instruments commonly referred to as hybrid or taxable preferreds, subject to the quality standards set forth above.

8.  SPECIAL INVESTMENT TECHNIQUES

    The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 1997, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                          QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
          ----------------------------------------------------------------------

                                                              AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                        ----------------------------------------------------------------------------------
                                                                         NET REALIZED AND         NET INCREASE/(DECREASE)
                    INVESTMENT                NET INVESTMENT          UNREALIZED GAIN/(LOSS)        IN NET ASSETS FROM
                      INCOME                      INCOME                  ON INVESTMENTS                OPERATIONS
            --------------------------  --------------------------  ---------------------------  -------------------------
 QUARTER                       PER                         PER                          PER                         PER
  ENDED         TOTAL        SHARE*         TOTAL        SHARE*         TOTAL         SHARE*         TOTAL        SHARE*
----------  -------------  -----------  -------------  -----------  --------------  -----------  --------------  ---------
  02/28/95  $   4,037,295   $    0.41   $   2,650,172   $    0.27   $    4,919,585   $    0.50   $    7,569,757  $    0.77
  05/31/95      4,359,693        0.44       3,125,100        0.31        9,197,708        0.94       12,322,808       1.25
  08/31/95      4,334,243        0.44       3,102,458        0.32          851,550        0.09        3,954,008       0.41
  11/30/95      4,151,157        0.42       3,032,814        0.31        5,118,508        0.52        8,151,322       0.83
  02/28/96      3,825,761        0.39       2,608,007        0.27       (4,650,657)      (0.47)      (2,042,650)     (0.20)
  05/31/96      4,011,439        0.41       2,859,221        0.29        2,737,954        0.27        5,597,175       0.56
  08/31/96      4,109,920        0.41       3,388,047        0.34       (1,126,981)      (0.11)       2,261,066       0.23
  11/30/96      3,839,482        0.39       3,009,704        0.31        9,458,469        0.96       12,468,173       1.27
  02/28/97      3,461,758        0.35       2,921,492        0.30          366,250        0.03        3,287,742       0.33
  05/31/97      3,751,743        0.38       3,266,143        0.33        2,424,173        0.25        5,690,316       0.58

------------------------

* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

    Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 1997, $9,000 in brokerage commissions were incurred.

    The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                         -------------------------------------------------------

    In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

    A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

    The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

DIRECTORS

  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA
  David Gale
  Morgan Gust
  Robert F. Wulf, CFA

OFFICERS

  Robert T. Flaherty, CFA
    Chairman of the Board
    and President

  Donald F. Crumrine, CFA
    Vice President
    and Secretary

  Robert M. Ettinger, CFA
    Vice President

  Peter C. Stimes, CFA
    Vice President
    and Treasurer

  Carl D. Johns
    Assistant Treasurer

INVESTMENT ADVISER

   Flaherty & Crumrine Incorporated
   e-mail: flaherty@westworld.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME FUND?

  - If your shares are held in a Brokerage
    Account, contact your Broker.

  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
    Agent & Shareholder Servicing Agent --
          First Data Investor Services Group, Inc.
              P.O. Box 1376
              Boston, MA 02104
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME FUND INCORPORATED FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF
SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THIS REPORT.

3201-SEM

                                     [LOGO]

                                  Semi-Annual
                                     Report

                                  May 31, 1997